Other Non-Current Liabilities	6 Months Ended
Jun. 30, 2026
Other Liabilities Disclosure [Abstract]
Other non-current liabilities	OTHER NON-CURRENT LIABILITIES
Other non-current liabilities are comprised of the following:

(in thousands of $)	June 30, 2026	December 31, 2025
VIE dividend payable (1)	(184,000)	(184,000)
Deferred pre-COD cash flows (note 17)	(33,131)	(34,046)
Pension obligations	(19,792)	(20,389)
Non-current portion of operating lease liabilities	(3,649)	(4,646)
Other	(1,157)	(2,804)
Other non-current liabilities	(241,729)	(245,885)
(1) In December 2024, the lessor VIE declared a dividend of $184.0 million to a CSSC entity. The unpaid dividend is unsecured, interest free and due for payment in 2033. Given we are the primary beneficiary of the VIE, this amount has been fully consolidated into our financial statements (note 9).